UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2014

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

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       ANNUAL REPORT
       USAA TAX EXEMPT SHORT-TERM FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2014

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PRESIDENT'S MESSAGE

"TAX-EXEMPT BONDS PERFORMED EXTREMELY WELL
DURING THE FIRST THREE MONTHS OF 2014 ON A         [PHOTO OF DANIEL S. McNAMARA]
COMBINATION OF DECLINING INTEREST RATES AND
IMPROVING CREDIT QUALITY."

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MAY 2014

After months of speculation about timing, the Federal Reserve (the Fed) finally began reducing -- or tapering -- its quantitative easing (QE) programs in January 2014. (Through its QE programs, the Fed had been buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month to push down long-term interest rates and stimulate economic growth.) Despite the onset of the taper, interest rates actually declined from their near-term peaks. Bond prices -- which tend to move in the opposite direction as interest rates -- increased. As a result, most fixed-income categories experienced positive returns during the reporting period overall.

The Fed began preparing the financial markets for tapering in May 2013, as U.S. economic conditions improved. By August, many investors had convinced themselves that the tapering announcement would be made at the Fed's September policy meeting. Instead, the Fed backed away from its prior guidance, saying it would continue buying the same amount of bonds every month. In December, it announced QE asset purchases would be trimmed by $10 billion beginning in January 2014. Additional tapering of $10 billion occurred in February and March, respectively, as the new Fed Chair Janet Yellen (who replaced Ben Bernanke) continued her predecessor's policies. The Fed also suggested it would continue reducing its asset purchases in $10 billion increments through the end of 2014. As the taper continues, USAA Asset Management Company expects market volatility generally to increase and longer-term interest rates to rise, but only at a gradual pace.

Tax-exempt bonds performed well during the first three months of 2014 on a combination of declining interest rates and improving credit quality. This may seem surprising to some, given the turmoil in the municipal market earlier in the reporting period -- the result of Detroit's Chapter 9 bankruptcy as well as suggestions that Puerto Rico was on the verge of default. Despite concerns about Puerto Rico, investors purchased $3.5 billion of new Puerto Rico tax-exempt bonds during March, giving the U.S. territory more time to deal with its financial struggles. The market's behavior, in my opinion, validates USAA Asset Management Company's commitment to credit research. During the reporting period, our USAA tax-exempt portfolios continued to benefit from the

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skills of our independent credit analysts. Because of their diligence, all of the USAA mutual funds have avoided headline defaults and Chapter 9 bankruptcies such as Detroit; Jefferson County, Alabama; and Stockton, San Bernardino, Vallejo, and Orange County, California. The portfolios also were significantly underweight in Puerto Rico tax-exempt bonds.

In spite of media noise, we believe municipal credit quality is improving overall. State and local governments are working hard to balance their budgets, generally through cost cutting and revenue increases. Occasional problems are likely (unfunded and underfunded pensions remain a long-term concern of ours), but we expect the default rate among municipal issuers to remain extremely low.

Meanwhile, our USAA tax-exempt money market funds are yielding almost zero, though they continue to provide safety and liquidity. Near the end of the reporting period, Yellen caused a stir when she suggested that short-term rates would go up "about" six months after tapering ends. The Fed subsequently clarified her statement to say that action on short-term rates remains data dependent, and in our view, action is unlikely anytime soon. It may be a good time to reassess your investment risk and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. If you need assistance, USAA advisors are available to help you -- free of charge.

Looking ahead, I expect the U.S. economy to gain strength, though at a slower pace than many of us would like. We will continue to monitor economic trends, Fed policy, events in Congress, and any other factors that may affect your investments.

Lastly, I would like to announce that Brooks Englehardt was named as my successor and is now president of USAA Investment Management Company, effective April 1, 2014. Mr. Englehardt joined USAA in 2009 and has over 25 years of experience within the investment industry and he looks forward to continuing USAA's legacy of providing competitive products and services to our most important clients -- you. From all of us at USAA Investment Management Company, thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker-dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

  Distributions to Shareholders                                             17

  Report of Independent Registered
    Public Accounting Firm                                                  18

  Portfolio of Investments                                                  19

  Notes to Portfolio of Investments                                         35

  Financial Statements                                                      37

  Notes to Financial Statements                                             40

EXPENSE EXAMPLE                                                             54

TRUSTEES' AND OFFICERS' INFORMATION                                         56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUNDS, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

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TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF REGINA SHAFER]                     [PHOTO OF DIEDERIK OLIJSLAGER]
    REGINA SHAFER, CPA, CFA                      DIEDERIK OLIJSLAGER
    USAA Asset                                   USAA Asset
    Management Company                           Management Company
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o   HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the annual period ended March 31, 2014, the Fund Shares and Adviser Shares had a total return of 0.60% and 0.35%, respectively, versus an average total return of 0.21% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to total returns of 0.38% for the Lipper Short Municipal Debt Funds Index and 0.39% for the Barclays Municipal Bond Index. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 1.81% and 1.56%, respectively, compared to the Lipper category average of 0.82%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to pages 9 and 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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2  | USAA TAX EXEMPT SHORT-TERM FUND

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o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April, tax-exempt bonds posted gains, benefiting from supportive supply and demand conditions and the strength of the U.S. Treasury market, which municipals tend to follow over time. By mid-May, yields started to rise and bond prices, which move in the opposite direction, fell on speculation the Federal Reserve (the Fed) might start reducing (or tapering) its quantitative easing (known as QE) asset purchases. As the summer progressed, yields rose further. The municipal market faced significant tax-exempt mutual fund redemptions during the second half of 2013, which drove down municipal bond prices. In July, the city of Detroit filed for bankruptcy protection, further contributing to overall market volatility. After the Fed announced it would make no changes to its bond-buying programs in September, both U.S. Treasuries and municipal bonds rallied.

    The municipal market rally picked up steam again in 2014. After 34 consecutive weeks of redemptions, municipal bond mutual funds saw renewed investment inflows and tax-exempt prices rose on the strong demand. Supply conditions were also supportive. New issuance was light as higher interest rates made it less attractive for states and municipalities to issue debt.

    Shorter-term municipal yields increased during the reporting period overall. The yield on a three-year AAA-rated municipal was 0.47% at the beginning of the reporting period, and ended the reporting period at 0.70%.

o   HOW DID YOU MANAGE VOLATILITY IN THE FUND'S PRICE?

    During the reporting period, we continued to invest a portion of the portfolio in variable-rate demand notes (VRDNs). The VRDNs owned by the Fund provide us with flexibility because they possess a "demand" feature that allows the holder to sell the bond at par with notice of seven days or less. This helps us reduce share price volatility and gives us the flexibility to act when attractive opportunities arise. Furthermore,

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    VRDNs can generate income for the Fund when short-term interest rates rise because they have rates that adjust weekly to the market. In addition to VRDNs, we invest in shorter-term bonds, which are generally less volatile than longer-term bonds.

o   WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with an emphasis on income generation. The portfolio's long-term income distribution, not its price appreciation, contributes to the majority of its total returns (see page 7). The increase in tax-exempt yields during the reporting period gave us the opportunity to buy bonds with higher yields.

    As always, we relied on our team of credit analysts to evaluate the bonds we consider for purchase. These skilled professionals take a comprehensive approach to credit analysis, with a focus on both an issuer's willingness and its ability to repay its debt -- an approach that, we believe, continues to serve the Fund well. The value of credit research is emphasized, we believe, by events such as the Detroit bankruptcy filing and market fears about Puerto Rico's creditworthiness. We attempt to use credit research both to find value and to avoid potential pitfalls.

    During the reporting period, we continued to maintain a diversified portfolio, primarily in investment-grade municipal bonds. Our credit analysts helped us identify attractive risk/reward opportunities across the credit-quality spectrum. They also continuously monitored the portfolio's holdings. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

o   WHAT IS YOUR OUTLOOK?

    We continue to look for solid signs that the U.S. economy is on a path toward recovery and sustainable growth. Economic activity appears to be improving, benefiting in part from the strength of the

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4  | USAA TAX EXEMPT SHORT-TERM FUND

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    housing market. The Fed, which has announced additional reductions in its asset purchases every month since January, may finish tapering by the end of 2014. Meanwhile, Janet Yellen -- the new Fed Chair -- has suggested that short-term interest rates could start climbing six months after the end of QE, sooner than investors previously anticipated.

    Some state and local governments continue to face budgetary challenges, but we have confidence that they will continue working to maintain fiscal balance. We do not expect a material change in the longstanding debt repayment record of municipal issuers. Given the size and diversity of the tax-exempt market, occasional one-off credit problems will likely continue, but we expect them to remain the exception, not the rule.

    In the months ahead, we expect the tax-exempt market to take some of its direction from U.S. Treasuries, with interest rates generally trending higher. We believe that higher tax rates and continued lower issuance are likely to support municipal bond prices.

    Thank you for the opportunity to serve your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the alternative minimum tax.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (FUND SHARES) (Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                       3/31/14                     3/31/13
--------------------------------------------------------------------------------
Net Assets                         $2,031.4 Million            $2,185.7 Million
Net Asset Value Per Share               $10.71                      $10.84

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.194                      $0.219
Dollar-Weighted Average
Portfolio Maturity(+)                 2.1 Years                   2.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
--------------------------------------------------------------------------------
    1 Year                         5 Years                          10 Years
    0.60%                           3.08%                             2.85%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD AS OF 3/31/14*               EXPENSE RATIO AS OF 3/31/13**
--------------------------------------------------------------------------------
              0.62%                                         0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

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6  | USAA TAX EXEMPT SHORT-TERM FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED MARCH 31, 2014

--------------------------------------------------------------------------------
                  TOTAL RETURN    =    DIVIDEND RETURN        +    PRICE CHANGE
--------------------------------------------------------------------------------
10 Years             2.85%        =          3.01%            +       (0.16)%
5 Years              3.08%        =          2.45%            +        0.63%
1 Year               0.60%        =          1.80%            +       (1.20)%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2005 - MARCH 31, 2014

--------------------------------------------------------------------------------
                TOTAL RETURN        DIVIDEND RETURN        CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------
3/31/2005          0.75%                 2.59%                    -1.84%
3/31/2006          2.40                  3.24                     -0.84
3/31/2007          3.79                  3.70                      0.09
3/31/2008          3.84                  3.93                     -0.09
3/31/2009          2.38                  4.36                     -1.98
3/31/2010          5.46                  3.15                      2.31
3/31/2011          2.62                  2.71                     -0.09
3/31/2012          4.40                  2.61                      1.79
3/31/2013          2.42                  2.05                      0.37
3/31/2014          0.60                  1.80                     -1.20

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 3/31/14, and assuming marginal federal tax
rates of:                              28.00%    36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD        DIVIDEND RETURN
-------------------------------------------------------------------------------
10 Years           3.01%                4.18%     4.77%       4.92%       5.32%
5 Years            2.46%                3.41%     3.89%       4.01%       4.34%
1 Year             1.80%                2.50%     2.84%       2.94%       3.17%

To match the Fund Shares' closing 30-day SEC Yield of 0.62% on 3/31/14,
A FULLY TAXABLE INVESTMENT MUST PAY:    0.86%     0.98%       1.01%       1.10%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

-------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

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8  | USAA TAX EXEMPT SHORT-TERM FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                   USAA TAX EXEMPT              LIPPER SHORT
                     BARCLAYS MUNICIPAL              SHORT-TERM                MUNICIPAL DEBT
                         BOND INDEX                  FUND SHARES                FUNDS INDEX
03/31/04                 $10,000.00                   $10,000.00                 $10,000.00
04/30/04                   9,763.17                     9,920.73                   9,948.06
05/31/04                   9,727.77                     9,903.58                   9,935.29
06/30/04                   9,763.17                     9,914.71                   9,945.16
07/31/04                   9,891.66                     9,963.27                   9,982.67
08/31/04                  10,089.88                    10,029.49                  10,038.06
09/30/04                  10,143.44                    10,041.30                  10,045.20
10/31/04                  10,230.73                    10,063.47                  10,065.06
11/30/04                  10,146.34                    10,038.96                  10,039.82
12/31/04                  10,270.25                    10,081.45                  10,076.70
01/31/05                  10,366.23                    10,093.48                  10,077.80
02/28/05                  10,331.75                    10,088.58                  10,077.13
03/31/05                  10,266.59                    10,074.76                  10,073.78
04/30/05                  10,428.49                    10,110.59                  10,096.90
05/31/05                  10,502.20                    10,136.94                  10,120.22
06/30/05                  10,567.35                    10,172.71                  10,156.87
07/31/05                  10,519.59                    10,170.33                  10,159.29
08/31/05                  10,625.80                    10,206.37                  10,189.28
09/30/05                  10,554.23                    10,215.87                  10,203.30
10/31/05                  10,490.14                    10,212.67                  10,203.48
11/30/05                  10,540.50                    10,230.28                  10,220.56
12/31/05                  10,631.14                    10,260.44                  10,252.59
01/31/06                  10,659.83                    10,287.20                  10,279.83
02/28/06                  10,731.40                    10,315.65                  10,302.55
03/31/06                  10,657.39                    10,318.49                  10,305.48
04/30/06                  10,653.73                    10,327.69                  10,320.83
05/31/06                  10,701.18                    10,359.26                  10,356.81
06/30/06                  10,660.90                    10,373.52                  10,362.25
07/31/06                  10,787.71                    10,423.29                  10,403.98
08/31/06                  10,947.78                    10,484.96                  10,458.09
09/30/06                  11,023.93                    10,537.64                  10,498.42
10/31/06                  11,093.05                    10,568.53                  10,525.17
11/30/06                  11,185.53                    10,610.06                  10,558.52
12/31/06                  11,146.00                    10,624.14                  10,572.40
01/31/07                  11,117.47                    10,623.75                  10,581.16
02/28/07                  11,263.96                    10,685.44                  10,628.88
03/31/07                  11,236.19                    10,709.02                  10,652.21
04/30/07                  11,269.46                    10,740.68                  10,679.48
05/31/07                  11,219.56                    10,733.30                  10,695.22
06/30/07                  11,161.42                    10,737.98                  10,693.33
07/31/07                  11,247.94                    10,780.06                  10,731.40
08/31/07                  11,199.41                    10,796.77                  10,745.65
09/30/07                  11,365.13                    10,879.91                  10,798.36
10/31/07                  11,415.80                    10,904.51                  10,826.50
11/30/07                  11,488.59                    10,961.99                  10,860.52
12/31/07                  11,520.48                    10,976.80                  10,893.72
01/31/08                  11,665.75                    11,127.18                  11,007.55
02/29/08                  11,131.66                    11,009.04                  10,877.77
03/31/08                  11,449.83                    11,119.01                  10,918.35
04/30/08                  11,583.81                    11,136.08                  10,939.78
05/31/08                  11,653.85                    11,176.06                  10,984.41
06/30/08                  11,522.31                    11,161.08                  10,965.75
07/31/08                  11,566.10                    11,222.57                  11,026.35
08/31/08                  11,701.46                    11,306.35                  11,078.90
09/30/08                  11,152.72                    11,187.66                  10,985.61
10/31/08                  11,038.88                    11,115.86                  10,949.94
11/30/08                  11,073.98                    11,154.60                  10,992.57
12/31/08                  11,235.43                    11,122.15                  10,998.20
01/31/09                  11,646.67                    11,359.52                  11,141.65
02/28/09                  11,707.87                    11,366.21                  11,138.71
03/31/09                  11,710.00                    11,383.74                  11,168.91
04/30/09                  11,943.93                    11,455.00                  11,219.47
05/31/09                  12,070.29                    11,523.85                  11,265.16
06/30/09                  11,957.21                    11,546.83                  11,287.02
07/31/09                  12,157.27                    11,627.19                  11,347.36
08/31/09                  12,365.10                    11,689.99                  11,376.25
09/30/09                  12,808.86                    11,806.16                  11,451.89
10/31/09                  12,539.98                    11,788.00                  11,439.29
11/30/09                  12,643.59                    11,869.29                  11,487.61
12/31/09                  12,686.32                    11,887.30                  11,501.36
01/31/10                  12,752.39                    11,955.50                  11,531.64
02/28/10                  12,876.00                    12,025.63                  11,556.65
03/31/10                  12,845.17                    12,004.84                  11,545.95
04/30/10                  13,001.28                    12,066.27                  11,566.72
05/31/10                  13,098.79                    12,102.26                  11,588.59
06/30/10                  13,106.57                    12,129.65                  11,600.28
07/31/10                  13,270.00                    12,214.92                  11,645.88
08/31/10                  13,573.83                    12,309.04                  11,684.75
09/30/10                  13,552.61                    12,312.55                  11,677.89
10/31/10                  13,515.08                    12,328.01                  11,685.23
11/30/10                  13,244.83                    12,286.17                  11,666.50
12/31/10                  12,988.16                    12,235.65                  11,647.89
01/31/11                  12,892.48                    12,227.56                  11,651.99
02/28/11                  13,097.72                    12,291.43                  11,675.79
03/31/11                  13,054.08                    12,319.10                  11,695.90
04/30/11                  13,287.86                    12,394.87                  11,735.51
05/31/11                  13,514.92                    12,480.15                  11,787.99
06/30/11                  13,562.07                    12,531.09                  11,813.54
07/31/11                  13,700.48                    12,604.92                  11,854.24
08/31/11                  13,934.87                    12,666.59                  11,891.51
09/30/11                  14,078.92                    12,683.34                  11,896.28
10/31/11                  14,026.58                    12,661.26                  11,879.99
11/30/11                  14,109.44                    12,700.08                  11,900.50
12/31/11                  14,377.86                    12,776.03                  11,938.83
01/31/12                  14,710.37                    12,847.45                  11,983.84
02/29/12                  14,724.86                    12,884.52                  12,011.50
03/31/12                  14,629.19                    12,862.10                  11,997.32
04/30/12                  14,797.96                    12,909.63                  12,026.66
05/31/12                  14,920.80                    12,956.43                  12,044.80
06/30/12                  14,904.78                    12,965.88                  12,049.64
07/31/12                  15,141.00                    13,010.32                  12,077.74
08/31/12                  15,158.24                    13,033.16                  12,087.94
09/30/12                  15,249.80                    13,051.57                  12,105.13
10/31/12                  15,292.83                    13,074.26                  12,111.00
11/30/12                  15,544.77                    13,111.51                  12,134.32
12/31/12                  15,352.65                    13,096.12                  12,115.62
01/31/13                  15,416.59                    13,104.86                  12,135.61
02/28/13                  15,463.28                    13,151.05                  12,154.38
03/31/13                  15,396.60                    13,171.90                  12,160.59
04/30/13                  15,565.37                    13,193.04                  12,175.34
05/31/13                  15,375.23                    13,177.55                  12,166.07
06/30/13                  14,939.87                    13,112.47                  12,108.86
07/31/13                  14,809.25                    13,120.16                  12,118.76
08/31/13                  14,597.90                    13,103.59                  12,103.51
09/30/13                  14,912.10                    13,135.54                  12,127.34
10/31/13                  15,029.91                    13,167.39                  12,158.36
11/30/13                  14,998.93                    13,175.44                  12,163.39
12/31/13                  14,960.63                    13,182.17                  12,164.11
01/31/14                  15,252.09                    13,225.12                  12,200.40
02/28/14                  15,430.93                    13,268.99                  12,231.57
03/31/14                  15,456.87                    13,250.62                  12,206.46

                                   [END CHART]

           Data from 3/31/04 through 3/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                        USAA TAX EXEMPT
                           SHORT-TERM                LIPPER SHORT MUNICIPAL
                          FUND SHARES                  DEBT FUNDS AVERAGE
03/31/05                     2.62%                           2.10%
03/31/06                     3.24                            2.59
03/31/07                     3.63                            3.02
03/31/08                     3.86                            3.27
03/31/09                     4.39                            3.58
03/31/10                     3.00                            1.87
03/31/11                     2.70                            1.41
03/31/12                     2.53                            1.38
03/31/13                     2.02                            0.99
03/31/14                     1.81                            0.82

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/05 to 3/31/14.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTESX)

--------------------------------------------------------------------------------
                                           3/31/14                  3/31/13
--------------------------------------------------------------------------------
Net Assets                              $11.2 Million            $6.6 Million
Net Asset Value Per Share                   $10.71                  $10.84

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.167                  $0.191

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/14
--------------------------------------------------------------------------------
1 Year                                                   Since Inception 8/01/10
0.35%                                                             1.99%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 3/31/14*
--------------------------------------------------------------------------------
Unsubsidized                 0.02%                 Subsidized              0.39%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/13**
--------------------------------------------------------------------------------
Before Reimbursement         1.17%             After Reimbursement         0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2013, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 0.39% on 3/31/14, and assuming marginal federal tax
rates of:                             28.00%     36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:   0.54%      0.61%       0.63%       0.68%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax, which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BARCLAYS MUNICIPAL          USAA TAX EXEMPT SHORT-TERM          LIPPER SHORT MUNICIPAL
                       BOND INDEX                  FUND ADVISER SHARES                DEBT FUNDS INDEX
07/31/10               $10,000.00                       $10,000.00                       $10,000.00
08/31/10                10,228.95                        10,074.87                        10,033.38
09/30/10                10,212.97                        10,085.31                        10,027.48
10/31/10                10,184.68                        10,086.35                        10,033.79
11/30/10                 9,981.03                        10,049.96                        10,017.70
12/31/10                 9,787.61                        10,006.37                        10,001.73
01/31/11                 9,715.50                         9,997.77                        10,005.25
02/28/11                 9,870.17                        10,048.12                        10,025.68
03/31/11                 9,837.28                        10,068.74                        10,042.95
04/30/11                10,013.45                        10,128.54                        10,076.96
05/31/11                10,184.57                        10,196.15                        10,122.02
06/30/11                10,220.10                        10,235.65                        10,143.97
07/31/11                10,324.40                        10,293.76                        10,178.91
08/31/11                10,501.03                        10,341.92                        10,210.92
09/30/11                10,609.58                        10,353.30                        10,215.01
10/31/11                10,570.14                        10,333.20                        10,201.02
11/30/11                10,632.58                        10,362.76                        10,218.64
12/31/11                10,834.86                        10,422.38                        10,251.55
01/31/12                11,085.43                        10,478.59                        10,290.19
02/29/12                11,096.35                        10,506.75                        10,313.95
03/31/12                11,024.25                        10,486.24                        10,301.77
04/30/12                11,151.44                        10,522.87                        10,326.96
05/31/12                11,244.01                        10,558.72                        10,342.54
06/30/12                11,231.93                        10,564.12                        10,346.69
07/31/12                11,409.94                        10,598.09                        10,370.82
08/31/12                11,422.94                        10,614.24                        10,379.58
09/30/12                11,491.93                        10,627.28                        10,394.34
10/31/12                11,524.36                        10,643.48                        10,399.39
11/30/12                11,714.22                        10,671.47                        10,419.40
12/31/12                11,569.44                        10,657.30                        10,403.34
01/31/13                11,617.62                        10,661.62                        10,420.51
02/28/13                11,652.81                        10,697.12                        10,436.63
03/31/13                11,602.56                        10,711.77                        10,441.96
04/30/13                11,729.74                        10,726.76                        10,454.63
05/31/13                11,586.46                        10,711.89                        10,446.67
06/30/13                11,258.38                        10,656.80                        10,397.54
07/31/13                11,159.95                        10,660.80                        10,406.04
08/31/13                11,000.68                        10,645.13                        10,392.95
09/30/13                11,237.45                        10,668.85                        10,413.41
10/31/13                11,326.23                        10,692.49                        10,440.05
11/30/13                11,302.88                        10,696.72                        10,444.37
12/31/13                11,274.02                        10,689.91                        10,444.99
01/31/14                11,493.66                        10,732.65                        10,476.15
02/28/14                11,628.43                        10,756.27                        10,502.91
03/31/14                11,647.98                        10,749.21                        10,481.35

                                   [END CHART]

           Data from 7/31/10 through 3/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON* o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA TAX EXEMPT SHORT-TERM              LIPPER TAX EXEMPT SHORT-TERM
                       FUND ADVISER SHARES              FUND MUNICIPAL DEBT FUNDS AVERAGE
03/31/12                     2.28%                                     1.38%
03/31/13                     1.77                                      0.99
03/31/14                     1.56                                      0.82

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/12 to 3/31/14.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

*Adviser Shares were initiated on August 1, 2010.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                              o TOP 10 INDUSTRIES o
                                  AS OF 3/31/14
                                (% of Net Assets)

Hospital ................................................................  20.2%
General Obligation ......................................................  16.6%
Electric Utilities ......................................................  11.6%
Education ...............................................................   7.3%
Appropriated Debt .......................................................   6.2%
Special Assessment/Tax/Fee ..............................................   6.2%
Toll Roads ..............................................................   4.4%
Nursing/CCRC ............................................................   3.6%
Sales Tax ...............................................................   2.8%
Steel ...................................................................   2.7%

You will find a complete list of securities that the Fund owns on pages 21-34.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o PORTFOLIO RATINGS MIX -- 3/31/14 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        1.5%
AA                                                                        22.5%
A                                                                         25.1%
BBB                                                                       19.2%
BELOW INVESTMENT-GRADE                                                     0.1%
SHORT-TERM INVESTMENT-GRADE                                               25.6%
UNRATED                                                                    6.0%

                                   [END CHART]

This chart reflects the highest rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency. Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-34.

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2014:

                                  TAX-EXEMPT
                                  INCOME(1, 2)
                                  ------------
                                     100%
                                  ------------

(1) Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any.
(2) All or a portion of these amounts may be exempt from taxation at the state level.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TAX EXEMPT SHORT-TERM FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Tax Exempt Short-Term Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Tax Exempt Short-Term Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 21, 2014

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES -- similar to variable-rate demand notes (VRDNs) in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America, N.A., Citibank, N.A., Dexia Credit Local, JPMorgan Chase Bank, N.A., Key Bank, N.A., or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement of Fannie Mae.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDB    Industrial Development Board
    MTA    Metropolitan Transportation Authority
    PRE    Prerefunded to a date prior to maturity
    USD    Unified School District

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                  VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (47.3%)

            ALABAMA (0.3%)
$    2,480  Montgomery Medical Clinic Board                       4.50%        3/01/2015           $    2,555
     2,595  Montgomery Medical Clinic Board                       4.50         3/01/2016                2,746
                                                                                                   ----------
                                                                                                        5,301
                                                                                                   ----------
            ARIZONA (0.5%)
     1,710  Pinal County Correctional Facilities IDA (INS)        5.25        10/01/2014                1,742
     5,365  State (INS)                                           5.00        10/01/2015                5,720
     1,000  Yavapai County IDA                                    5.00         8/01/2019                1,106
     1,105  Yavapai County IDA                                    5.00         8/01/2020                1,216
                                                                                                   ----------
                                                                                                        9,784
                                                                                                   ----------
            CALIFORNIA (4.1%)
     5,000  Golden State Tobacco Securitization Corp.             5.00         6/01/2015                5,215
     7,000  Golden State Tobacco Securitization Corp.             5.00         6/01/2016                7,536
     3,000  Golden State Tobacco Securitization Corp.             5.00         6/01/2017                3,305
     1,125  Irvine                                                5.00         9/02/2021                1,270
     5,000  Irvine USD Community Facilities District (INS)        5.00         9/01/2014                5,091
     3,730  Irvine USD Community Facilities District (INS)        5.00         9/01/2015                3,950
     5,885  Irvine USD Community Facilities District (INS)        5.00         9/01/2016                6,433
       500  Los Angeles County                                    5.00         3/01/2021                  581
     1,000  Los Angeles County                                    5.00         9/01/2021                1,167
     3,785  Lynwood USD                                           1.10(a)      8/01/2014                3,779
    14,785  Public Works Board                                    5.00        10/01/2015               15,823
     2,000  Public Works Board                                    5.00         4/01/2019                2,327
     2,700  Public Works Board                                    5.00        11/01/2019                3,157
     1,000  Public Works Board                                    5.00         4/01/2020                1,166
     1,500  Public Works Board                                    5.00         4/01/2021                1,751
     2,000  Salinas USD (INS)                                     4.21(a)      6/01/2014                1,999
     1,000  Salinas USD (INS)                                     4.21(a)     10/01/2014                  998
    15,000  State                                                 5.00        10/01/2017               17,150
                                                                                                   ----------
                                                                                                       82,698
                                                                                                   ----------
            COLORADO (0.7%)
     1,865  Denver Health and Hospital Auth.                      5.00        12/01/2014                1,910
     1,000  Denver Health and Hospital Auth.                      5.00        12/01/2015                1,059
     1,475  Denver Health and Hospital Auth.                      5.00        12/01/2016                1,601
     2,000  Health Facilities Auth.                               5.00         6/01/2015                2,095
       110  Health Facilities Auth. (ETM)                         5.00        11/15/2015                  118
     1,890  Health Facilities Auth.                               5.00        11/15/2015                2,032

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$      160  Health Facilities Auth. (ETM)                         5.00%       11/15/2016           $      179
     2,840  Health Facilities Auth.                               5.00        11/15/2016                3,158
     1,580  High Plains Metropolitan District
              (LOC - Compass Bank)                                4.38        12/01/2015                1,625
                                                                                                   ----------
                                                                                                       13,777
                                                                                                   ----------
            CONNECTICUT (0.2%)
       500  West Haven                                            4.00         8/01/2014                  505
     2,235  West Haven (INS)                                      5.00         8/01/2020                2,522
                                                                                                   ----------
                                                                                                        3,027
                                                                                                   ----------
            DISTRICT OF COLUMBIA (0.1%)
     2,245  Community Academy (INS)                               4.50         5/01/2017                2,185
                                                                                                   ----------
            FLORIDA (3.8%)
     4,500  Gulf Breeze                                           3.10        12/01/2020                4,691
     1,385  Higher Educational Facilities Financing Auth.         5.00         4/01/2021                1,535
     1,000  Highlands County Health Facilities                    5.00        11/15/2014                1,030
     1,000  Highlands County Health Facilities                    5.00        11/15/2015                1,076
     3,500  Highlands County Health Facilities                    5.00        11/15/2016                3,900
     1,235  Highlands County Health Facilities                    5.00        11/15/2016                1,376
    10,000  Hurricane Catastrophe Fund Finance Corp.              5.00         7/01/2014               10,122
     1,000  Jacksonville                                          5.00        10/01/2019                1,154
     4,580  Jacksonville                                          5.00        10/01/2020                5,279
     1,720  Lee County IDA                                        3.75        10/01/2017                1,725
     3,165  Lee County IDA                                        4.75        10/01/2022                3,143
     1,775  Miami Beach Health Facilities Auth.                   5.00        11/15/2019                1,995
     1,250  Miami Beach Health Facilities Auth.                   5.00        11/15/2020                1,391
     7,500  Miami-Dade County IDA                                 3.75        12/01/2018                7,850
     1,200  Orange County Health Facilities Auth.                 5.00        10/01/2016                1,314
     2,000  Palm Beach County School Board (INS)                  5.00         8/01/2015                2,122
     3,290  Palm Beach County School Board                        5.50         8/01/2015                3,512
     2,820  Pinellas County Educational Facilities Auth.          4.00        10/01/2020                2,934
    10,000  Sunshine State Governmental Financing Commission      5.00         9/01/2017               11,276
     8,975  Sunshine State Governmental Financing Commission      5.00         9/01/2018               10,260
                                                                                                   ----------
                                                                                                       77,685
                                                                                                   ----------
            GEORGIA (0.8%)
     3,000  Fulton County Dev. Auth. (ETM)                        4.00        11/15/2016                3,277
     3,000  Municipal Electric Auth.                              5.00         1/01/2016                3,236
     3,415  Private Colleges and Univ. Auth.                      5.00        10/01/2018                3,770
     1,265  Private Colleges and Univ. Auth.                      5.00        10/01/2019                1,401
     1,255  Private Colleges and Univ. Auth.                      5.00        10/01/2019                1,390
     3,770  Private Colleges and Univ. Auth.                      5.00        10/01/2020                4,157
                                                                                                   ----------
                                                                                                       17,231
                                                                                                   ----------

================================================================================

22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            GUAM (0.2%)
$      760  Education Financing Foundation                        5.00%       10/01/2014           $      773
     1,000  Power Auth.                                           5.00        10/01/2019                1,134
     1,500  Power Auth.                                           5.00        10/01/2020                1,698
                                                                                                   ----------
                                                                                                        3,605
                                                                                                   ----------
            ILLINOIS (4.3%)
    20,000  Chicago (INS)                                         3.18(a)      1/01/2018               18,555
     7,140  Finance Auth.                                         4.50         2/15/2016                7,493
     3,720  Finance Auth.                                         5.25         5/01/2016                3,979
     5,940  Finance Auth.                                         4.50         2/15/2017                6,329
     1,000  Finance Auth.                                         5.00         7/01/2018                1,097
     2,410  Finance Auth.                                         5.00         8/15/2018                2,697
    14,360  Finance Auth.                                         5.00         2/15/2019               15,804
     1,000  Finance Auth.                                         5.00         7/01/2019                1,104
     1,420  Finance Auth.                                         5.00         7/01/2020                1,556
       405  Housing Dev. Auth.                                    4.15         7/01/2014                  408
       510  Housing Dev. Auth.                                    4.20         7/01/2015                  527
       275  Housing Dev. Auth.                                    4.30         1/01/2016                  287
       140  Housing Dev. Auth.                                    4.35         1/01/2016                  146
     5,000  Railsplitter Tobacco Settlement Auth.                 5.00         6/01/2016                5,431
     6,500  Railsplitter Tobacco Settlement Auth.                 5.00         6/01/2018                7,392
     4,160  Railsplitter Tobacco Settlement Auth.                 5.25         6/01/2020                4,831
     1,090  Railsplitter Tobacco Settlement Auth.                 5.25         6/01/2021                1,267
     3,000  State (INS)                                           5.00         1/01/2016                3,229
     5,000  State                                                 4.50         6/15/2016                5,440
                                                                                                   ----------
                                                                                                       87,572
                                                                                                   ----------
            INDIANA (2.6%)
    10,000  Finance Auth.                                         4.90         1/01/2016               10,645
    10,000  Finance Auth.                                         2.20         2/01/2016               10,047
    20,000  Jasper County (INS)                                   5.60        11/01/2016               21,933
    10,000  Whiting Environmental Facilities                      5.00         7/01/2017               11,199
                                                                                                   ----------
                                                                                                       53,824
                                                                                                   ----------
            IOWA (0.5%)
    10,000  Finance Auth. (INS)                                   5.00         7/01/2014               10,112
                                                                                                   ----------
            KANSAS (0.1%)
     2,000  La Cygne (INS)                                        4.05         3/01/2015                2,068
                                                                                                   ----------
            LOUISIANA (0.5%)
     1,500  Office Facilities Corp.                               5.00         3/01/2016                1,622
     3,455  Public Facilities Auth.                               2.88        11/01/2015                3,543
     5,000  Tobacco Settlement Financing Corp.                    5.00         5/15/2022                5,631
                                                                                                   ----------
                                                                                                       10,796
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            MAINE (0.1%)
$    2,500  Jay                                                   4.85%        5/01/2019           $    2,542
                                                                                                   ----------
            MASSACHUSETTS (0.9%)
    11,500  Dev. Finance Agency                                   2.88        10/01/2014               11,660
       600  Dev. Finance Agency                                   5.00         1/01/2015                  617
       630  Dev. Finance Agency                                   5.00         1/01/2016                  669
       835  Dev. Finance Agency                                   5.00         1/01/2017                  907
     1,065  Dev. Finance Agency                                   5.00         1/01/2018                1,177
     1,395  Dev. Finance Agency                                   5.00         1/01/2019                1,556
     2,015  Health and Educational Facilities Auth.               5.00         7/01/2016                2,156
                                                                                                   ----------
                                                                                                       18,742
                                                                                                   ----------
            MICHIGAN (1.9%)
    25,000  Dickinson County EDC                                  4.80        11/01/2018               25,459
     2,165  Grand Traverse County Hospital Finance Auth.          5.00         7/01/2018                2,476
     2,625  Grand Traverse County Hospital Finance Auth.          5.00         7/01/2019                3,047
     1,000  Hospital Finance Auth.                                5.00        11/15/2014                1,023
     1,000  Hospital Finance Auth.                                5.00        11/15/2015                1,057
     6,440  Housing Dev. Auth.                                    1.00        10/01/2014                6,443
                                                                                                   ----------
                                                                                                       39,505
                                                                                                   ----------
            MINNESOTA (0.5%)
     5,000  Agricultural and Economic Dev. Board(c)               4.75         2/15/2015                5,009
     1,335  Agricultural and Economic Dev. Board (INS)            5.00         2/15/2015                1,385
       565  Agricultural and Economic Dev. Board (INS)            5.00         2/15/2016                  607
     1,000  Higher Education Facilities Auth.                     4.00         4/01/2015                1,037
       250  St. Paul Housing and Redevelopment Auth.              5.00         5/15/2014                  251
       250  St. Paul Housing and Redevelopment Auth.              5.00         5/15/2015                  261
       300  St. Paul Housing and Redevelopment Auth.              5.00         5/15/2016                  324
       325  St. Paul Housing and Redevelopment Auth.              5.25         5/15/2017                  356
                                                                                                   ----------
                                                                                                        9,230
                                                                                                   ----------
            MISSISSIPPI (0.4%)
     2,280  Hospital Equipment and Facilities Auth.               5.00         8/15/2014                2,316
     1,510  Hospital Equipment and Facilities Auth.               5.00        12/01/2014                1,542
     1,000  Hospital Equipment and Facilities Auth.               5.00         8/15/2015                1,054
     2,000  Hospital Equipment and Facilities Auth.               5.00         8/15/2016                2,170
                                                                                                   ----------
                                                                                                        7,082
                                                                                                   ----------
            MISSOURI (0.3%)
     1,135  Cape Girardeau County IDA                             5.00         6/01/2014                1,141
     1,000  Cape Girardeau County IDA                             5.00         6/01/2017                1,074
     1,055  Joint Municipal Electric Utility Commission (INS)     5.00         1/01/2015                1,084
     3,630  Riverside IDA (INS)                                   4.50         5/01/2016                3,782
                                                                                                   ----------
                                                                                                        7,081
                                                                                                   ----------

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            NEW JERSEY (4.4%)
$    6,400  Atlantic City                                         1.75%        2/03/2015           $    6,436
    10,000  EDA                                                   5.25         9/01/2019               11,709
     5,000  EDA                                                   5.00         6/15/2020                5,666
     7,000  EDA                                                   5.00         6/15/2021                7,907
     5,055  Health Care Facilities Financing Auth.                4.00        11/15/2016                5,462
     2,000  Health Care Facilities Financing Auth.                5.00         7/01/2018                2,278
     2,000  Health Care Facilities Financing Auth.                5.00         7/01/2019                2,312
     2,000  Health Care Facilities Financing Auth.                5.00         7/01/2020                2,304
     5,000  Newark                                                1.50         6/26/2014                5,010
     9,745  Tobacco Settlement Financing Corp.                    5.00         6/01/2014                9,807
     9,640  Transportation Trust Fund Auth.                       5.75         9/15/2014                9,684
    15,000  Transportation Trust Fund Auth. (PRE)                 5.25        12/15/2017               16,279
     4,400  Wall Township                                         1.50         4/11/2014                4,400
                                                                                                   ----------
                                                                                                       89,254
                                                                                                   ----------
            NEW MEXICO (0.0%)
       900  Sandoval County                                       4.00         6/01/2015                  913
                                                                                                   ----------
            NEW YORK (9.4%)
     3,500  Albany IDA                                            4.25        11/15/2014                3,583
     4,480  Albany IDA                                            5.00        11/15/2015                4,796
     3,030  Corning Town                                          1.25         8/20/2014                3,034
     3,109  Delhi                                                 1.75         1/09/2015                3,117
     3,010  Dormitory Auth.                                       5.00         7/01/2014                3,046
     1,865  Dormitory Auth.                                       5.00         7/01/2014                1,881
     5,000  Dormitory Auth.                                       5.20         2/15/2015                5,021
     4,095  Dormitory Auth.                                       5.00         7/01/2015                4,337
     3,145  Dormitory Auth.                                       5.00         7/01/2015                3,333
     2,000  Dormitory Auth.                                       4.00         8/15/2015                2,099
       720  Dormitory Auth. (ETM)                                 4.00         2/15/2016                  757
     3,295  Dormitory Auth.                                       5.00         7/01/2016                3,603
     2,000  Dormitory Auth.                                       5.00         7/01/2016                2,131
     3,000  Elmira City                                           1.25        10/03/2014                3,005
     2,000  Environmental Facilities Corp.                        2.75         7/01/2017                2,086
     3,491  Fulton                                                2.00        11/26/2014                3,515
     5,390  Glen Cove                                             1.50        10/01/2014                5,398
     3,445  Glen Cove                                             1.50        10/23/2014                3,451
     3,256  Liberty                                               2.00        10/17/2014                3,273
     2,250  Long Beach                                            2.25         2/18/2015                2,267
     3,000  Long Island Power Auth. (ETM)                         5.25         6/01/2014                3,026
    20,000  New York City                                         5.00         8/01/2016               22,115
     1,510  Newburgh                                              3.50         8/07/2014                1,514
       180  Rockland County                                       2.00         4/09/2014                  180
     2,350  Rockland County                                       2.00         6/05/2014                2,352

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$   10,000  Rockland County                                       1.75%        6/27/2014           $    9,999
     8,000  Rockland County                                       2.00         3/17/2015                8,080
       500  Rockland County                                       4.00        12/15/2015                  523
     1,345  Rockland County                                       3.50        10/01/2016                1,403
       550  Rockland County                                       5.00        12/15/2016                  596
     1,410  Rockland County                                       3.50        10/01/2017                1,466
       550  Rockland County                                       5.00        12/15/2017                  601
     1,475  Rockland County                                       3.50        10/01/2018                1,535
       550  Rockland County                                       5.00        12/15/2018                  608
     1,520  Rockland County                                       3.50        10/01/2019                1,575
     1,575  Rockland County                                       3.50        10/01/2020                1,600
     2,500  Rockland County (INS)                                 5.00         3/01/2023                2,835
     1,600  Rockland County (INS)                                 5.00         3/01/2024                1,798
     6,385  Solvay                                                2.00         2/05/2015                6,442
     2,000  St. Lawrence County                                   1.50         8/29/2014                2,005
     2,500  Suffolk County EDC                                    5.00         7/01/2019                2,828
     2,640  Suffolk County EDC                                    5.00         7/01/2020                2,979
     4,240  Tobacco Settlement Financing Corp.                    5.00         6/01/2019                4,273
     2,500  Tobacco Settlement Financing Corp.                    5.00         6/01/2020                2,628
     8,654  Utica                                                 1.50         5/08/2014                8,658
    15,000  Utica School District                                 1.50         7/31/2014               15,026
     1,400  Utica School District                                 1.50        12/12/2014                1,404
     3,000  Westchester County Health Care Corp.                  5.00        11/01/2015                3,198
     5,045  Westmere Fire District                                2.00         2/19/2015                5,092
     3,930  Yonkers                                               5.00        10/01/2017                4,357
     7,310  Yonkers                                               5.00        10/01/2018                8,204
                                                                                                   ----------
                                                                                                      192,633
                                                                                                   ----------
            NORTH CAROLINA (0.4%)
     2,000  Eastern Municipal Power Agency                        5.00         1/01/2016                2,155
     2,100  Medical Care Commission                               4.38         7/01/2017                2,228
     3,855  Medical Care Commission                               5.00         7/01/2018                4,392
                                                                                                   ----------
                                                                                                        8,775
                                                                                                   ----------
            OHIO (0.7%)
     4,515  American Municipal Power, Inc.                        5.00         2/15/2017                5,022
     4,500  Buckeye Tobacco Settlement Financing Auth.            5.00         6/01/2015                4,688
     1,530  Hancock County                                        4.00        12/01/2016                1,629
     1,875  Hancock County                                        4.25        12/01/2017                2,036
                                                                                                   ----------
                                                                                                       13,375
                                                                                                   ----------
            OKLAHOMA (0.1%)
       985  Cherokee Nation (INS)(b)                              4.30        12/01/2016                1,036
     1,090  Norman Regional Hospital Auth. (INS)                  5.00         9/01/2014                1,101
                                                                                                   ----------
                                                                                                        2,137
                                                                                                   ----------

================================================================================

26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA (2.6%)
$   12,250  Allegheny County Hospital Dev. Auth.                  5.00%        5/15/2016           $   13,382
     7,975  Coatesville School District                           3.46(a)      8/15/2018                7,061
     1,165  Coatesville School District                           3.86(a)      8/15/2019                  989
     5,305  Coatesville School District                           4.13(a)      8/15/2020                4,261
     1,980  Cumberland County Municipal Auth.                     3.25        12/01/2022                1,897
     1,065  Delaware County                                       4.00        10/01/2015                1,103
     1,110  Delaware County                                       4.00        10/01/2016                1,167
     1,155  Delaware County                                       5.00        10/01/2017                1,255
     1,195  Delaware County                                       5.00        10/01/2018                1,307
     3,740  Higher Educational Facilities Auth.                   5.00         5/15/2016                4,084
       600  Higher Educational Facilities Auth.                   5.00         7/15/2020                  670
     1,090  Higher Educational Facilities Auth.                   5.00         7/15/2021                1,211
     1,500  Montgomery County IDA                                 5.00        11/15/2016                1,630
     2,000  Montgomery County IDA                                 5.00        11/15/2017                2,156
     5,175  St. Mary Hospital Auth.                               4.00        11/15/2016                5,610
     5,170  St. Mary Hospital Auth.                               4.00        11/15/2016                5,604
                                                                                                   ----------
                                                                                                       53,387
                                                                                                   ----------
            PUERTO RICO (0.9%)
    14,000  Government Dev. Bank (INS)                            4.75        12/01/2015               14,000
     2,000  Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    5.00         4/01/2017                1,981
     1,000  Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    5.00         4/01/2019                  971
       700  Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.    4.00         4/01/2020                  632
                                                                                                   ----------
                                                                                                       17,584
                                                                                                   ----------
            SOUTH CAROLINA (1.9%)
     1,485  Association of Governmental Organizations
              Educational Facilities Corp. (INS)                  4.00        12/01/2016                1,584
    23,000  Berkeley County                                       4.88        10/01/2014               23,399
     1,000  Lexington County Health Services District, Inc.       5.00        11/01/2014                1,028
     3,950  Piedmont Municipal Power Agency                       5.00         1/01/2015                4,089
     7,715  Piedmont Municipal Power Agency                       5.00         1/01/2016                8,296
                                                                                                   ----------
                                                                                                       38,396
                                                                                                   ----------
            TENNESSEE (0.1%)
     2,750  Shelby County Health, Educational, and
              Housing Facility Board                              5.00         9/01/2014                2,805
                                                                                                   ----------
            TEXAS (2.7%)
     5,170  Brazos River Auth.                                    4.90        10/01/2015                5,449
     3,000  Dallas Fort Worth International Airport               5.00        11/01/2016                3,335

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    1,335  Gregg County Health Facilities Dev. Corp.             5.00%       10/01/2015           $    1,385
     2,105  Gregg County Health Facilities Dev. Corp.             5.00        10/01/2016                2,221
     6,035  Harris County Cultural Education Facilities (ETM)     5.00         2/15/2015                6,285
     4,500  Harris County Cultural Education Facilities (ETM)     5.00         2/15/2016                4,883
       560  Midlothian Dev. Auth. (INS)                           5.00        11/15/2014                  568
       390  Midlothian Dev. Auth. (INS)                           5.00        11/15/2015                  401
     7,175  Red River Auth.                                       4.45         6/01/2020                7,687
     1,000  San Leanna Education Facilities Corp.                 5.00         6/01/2015                1,044
     1,585  San Leanna Education Facilities Corp.                 5.00         6/01/2017                1,734
       305  Tarrant County Cultural Education Facilities
              Finance Corp.                                       4.63        11/15/2014                  309
     1,265  Tarrant County Cultural Education Facilities
              Finance Corp.                                       5.25        11/15/2014                1,284
     1,470  Tarrant County Cultural Education Facilities
              Finance Corp.                                       5.00         5/15/2015                1,511
     1,250  Tarrant County Cultural Education Facilities
              Finance Corp.                                       5.75        11/15/2015                1,325
     1,000  Tarrant County Cultural Education Facilities
              Finance Corp.                                       5.00        11/15/2017                1,089
     4,575  Tyler Health Facilities Dev. Corp.                    5.00        11/01/2014                4,688
     3,360  Tyler Health Facilities Dev. Corp.                    5.00        11/01/2015                3,568
     6,155  Tyler Health Facilities Dev. Corp.                    5.25        11/01/2016                6,764
                                                                                                   ----------
                                                                                                       55,530
                                                                                                   ----------
            U.S. VIRGIN ISLANDS (0.2%)
     2,250  Water and Power Auth.                                 4.75         7/01/2015                2,262
     2,700  Water and Power Auth.                                 4.75         7/01/2016                2,708
                                                                                                   ----------
                                                                                                        4,970
                                                                                                   ----------
            VIRGINIA (0.5%)
     3,200  Housing Dev. Auth.                                    3.05         3/01/2018                3,398
     3,200  Housing Dev. Auth.                                    3.05         9/01/2018                3,405
     3,506  Marquis Community Dev. Auth., acquired
              3/01/2012; cost $2,736(c),(d)                       5.10         9/01/2036                2,903
     5,111  Marquis Community Dev. Auth., acquired
              3/01/2012; cost $444(c),(d)                         5.63(a)      9/01/2041                  609
                                                                                                   ----------
                                                                                                       10,315
                                                                                                   ----------
            WEST VIRGINIA (0.5%)
    10,000  EDA                                                   3.25         5/01/2019               10,246
                                                                                                   ----------
            WISCONSIN (0.1%)
     1,200  Health and Educational Facilities Auth.               5.00         8/15/2021                1,362
                                                                                                   ----------
            Total Fixed-Rate Instruments (cost: $931,035)                                             965,529
                                                                                                   ----------

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            PUT BONDS (25.0%)

            ALABAMA (0.3%)
$    5,000  Mobile IDB                                            5.00%        6/01/2034           $    5,208
                                                                                                   ----------
            ARIZONA (3.8%)
    16,000  Health Facilities Auth.                               1.91(e)      2/01/2048               15,960
    25,000  Health Facilities Auth.                               1.91(e)      2/01/2048               24,598
    20,400  Maricopa County Pollution Control Corp.               4.00         6/01/2043               21,010
    15,000  Navajo County                                         5.50         6/01/2034               15,123
                                                                                                   ----------
                                                                                                       76,691
                                                                                                   ----------
            CALIFORNIA (4.1%)
     5,000  Bay Area Toll Auth.                                   0.97(e)      4/01/2045                5,058
    15,000  Bay Area Toll Auth.                                   0.76(e)      4/01/2047               14,993
     4,000  Contra Costa Transportation Auth.                     0.47(e)      3/01/2034                4,003
     5,585  Economic Recovery                                     4.00         7/01/2023                5,639
    11,875  Economic Recovery                                     5.00         7/01/2023               12,019
    15,000  Foothill-Eastern Transportation Corridor Agency       5.00         1/15/2053               16,547
     5,000  Health Facilities Financing Auth.                     5.00         7/01/2027                5,061
    10,000  Hemet USD                                             0.91(e)     10/01/2036               10,000
     2,900  Pollution Control Financing Auth.(b)                  0.40         8/01/2024                2,900
     4,000  Twin Rivers USD (INS)                                 3.20         6/01/2027                4,001
     4,000  Twin Rivers USD (INS)                                 3.20         6/01/2035                4,001
                                                                                                   ----------
                                                                                                       84,222
                                                                                                   ----------
            COLORADO (1.2%)
    10,500  E-470 Public Highway Auth.                            1.24(e)      9/01/2039               10,510
     3,000  E-470 Public Highway Auth.                            1.81(e)      9/01/2039                3,025
    10,500  Health Facilities Auth.                               4.00        10/01/2040               11,107
                                                                                                   ----------
                                                                                                       24,642
                                                                                                   ----------
            FLORIDA (0.7%)
     5,000  Miami-Dade County IDA                                 4.00        10/01/2018                5,162
     6,000  Miami-Dade County School Board                        5.00         5/01/2032                6,522
     2,500  Palm Beach County School Board                        5.00         8/01/2032                2,742
                                                                                                   ----------
                                                                                                       14,426
                                                                                                   ----------
            GEORGIA (0.7%)
    10,000  Appling County Dev. Auth                              2.40         1/01/2038                9,837
     5,000  Monroe County Dev. Auth.                              2.00         9/01/2037                5,060
                                                                                                   ----------
                                                                                                       14,897
                                                                                                   ----------
            ILLINOIS (0.9%)
    15,000  Chicago Board of Education                            0.89(e)      3/01/2036               14,819
     1,250  Educational Facilities Auth.                          4.13         3/01/2030                1,319
     2,500  Educational Facilities Auth.                          3.40        11/01/2036                2,614
                                                                                                   ----------
                                                                                                       18,752
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            INDIANA (0.2%)
$    5,000  Whiting Environmental Facilities                      2.80%        6/01/2044           $    5,022
                                                                                                   ----------
            LOUISIANA (0.7%)
    10,000  De Soto Parish                                        3.25         1/01/2019               10,152
     4,000  St. Charles Parish                                    4.00        12/01/2040                4,124
                                                                                                   ----------
                                                                                                       14,276
                                                                                                   ----------
            MASSACHUSETTS (0.2%)
     5,000  Dev. Finance Agency                                   0.64(e)     10/01/2040                5,007
                                                                                                   ----------
            MICHIGAN (0.4%)
     8,000  Strategic Fund Ltd.                                   5.25         8/01/2029                8,129
                                                                                                   ----------
            NEW JERSEY (0.8%)
     5,000  EDA (PRE)                                             5.00         9/01/2029                5,339
    10,000  Turnpike Auth.                                        0.74(e)      1/01/2024               10,053
                                                                                                   ----------
                                                                                                       15,392
                                                                                                   ----------
            NEW MEXICO (0.6%)
    11,600  Farmington                                            2.88         4/01/2029               11,863
                                                                                                   ----------
            NEW YORK (1.2%)
     9,870  MTA                                                   0.94(e)     11/01/2030                9,947
     2,000  New York City                                         0.61(e)      8/01/2025                2,000
    12,000  New York City                                         0.64(e)      8/01/2027               12,030
                                                                                                   ----------
                                                                                                       23,977
                                                                                                   ----------
            OHIO (1.6%)
     9,000  Air Quality Dev. Auth.                                2.25         8/01/2029                8,996
     4,000  Air Quality Dev. Auth.                                3.88        12/01/2038                4,019
    10,000  Water Dev. Auth.                                      4.00         6/01/2033               10,319
     9,405  Water Dev. Auth.                                      3.38         7/01/2033                9,592
                                                                                                   ----------
                                                                                                       32,926
                                                                                                   ----------
            PENNSYLVANIA (3.1%)
    10,000  Beaver County IDA                                     4.75         8/01/2020               10,952
     7,000  Beaver County IDA                                     2.20         1/01/2035                6,989
     5,100  Beaver County IDA                                     2.70         4/01/2035                5,105
     7,575  Berks County Municipal Auth.                          1.56(e)     11/01/2039                7,577
     2,000  Economic Dev. Financing Auth.                         1.75        12/01/2033                2,033
    17,500  Economic Dev. Financing Auth.                         3.00        12/01/2038               17,878
     3,000  Economic Dev. Financing Auth.                         3.00        12/01/2038                3,065
     2,000  Economic Dev. Financing Auth.                         3.38        12/01/2040                2,036
     7,000  Northampton County General Purpose Auth.              1.46(e)      8/15/2043                6,930
                                                                                                   ----------
                                                                                                       62,565
                                                                                                   ----------

================================================================================

30  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            TEXAS (3.0%)
$    5,050  Gateway Public Facility Corp. (NBGA)(PRE)             4.55%        7/01/2034           $    5,100
    10,000  Harris County Cultural Education Facilities
              Finance Corp.                                       1.11(e)     11/15/2045               10,020
    22,750  Mission EDC                                           0.45         1/01/2020               22,750
    12,000  North Texas Tollway Auth.                             5.75         1/01/2038               12,978
     5,000  San Antonio                                           0.74(e)      5/01/2043                5,000
     5,000  Transportation Commission                             1.25         8/15/2042                5,027
                                                                                                   ----------
                                                                                                       60,875
                                                                                                   ----------
            WEST VIRGINIA (0.2%)
     5,000  EDA                                                   3.13         3/01/2043                5,103
                                                                                                   ----------
            WISCONSIN (1.3%)
    10,000  Health and Educational Facilities Auth.               4.75         8/15/2025               10,162
    14,350  Health and Educational Facilities Auth.               5.13         8/15/2027               15,804
                                                                                                   ----------
                                                                                                       25,966
                                                                                                   ----------
            Total Put Bonds (cost: $501,322)                                                          509,939
                                                                                                   ----------

            ADJUSTABLE-RATE NOTES (0.8%)

            PENNSYLVANIA (0.6%)
     6,000  Turnpike Commission                                   1.21        12/01/2019                6,086
     6,000  Turnpike Commission                                   1.33        12/01/2020                6,084
                                                                                                   ----------
                                                                                                       12,170
                                                                                                   ----------
            TEXAS (0.2%)
     1,750  Harris County Cultural Education Facilities
              Finance Corp.                                       0.66         6/01/2018                1,749
     2,250  Harris County Cultural Education Facilities
              Finance Corp.                                       0.76         6/01/2019                2,250
                                                                                                   ----------
                                                                                                        3,999
                                                                                                   ----------
            Total Adjustable-Rate Notes (cost: $16,000)                                                16,169
                                                                                                   ----------

            VARIABLE-RATE DEMAND NOTES (26.8%)

            ARIZONA (0.5%)
    11,000  Verrado Western Overlay Community
              Facilities District (LOC - Compass Bank)            1.10         7/01/2029               11,000
                                                                                                   ----------
            CALIFORNIA (5.4%)
    15,850  Golden State Tobacco Securitization Corp.
              (INS)(LIQ)(b)                                       0.46         6/01/2045               15,850
     8,490  Hacienda La Puente USD (LIQ)(LOC - Dexia
              Credit Local)(b)                                    0.42         8/01/2024                8,490

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
$    9,435  Inglewood USD (LIQ)(LOC - Dexia Credit Local)(b)      0.42%       10/15/2023           $    9,435
    11,720  State (LIQ)(LOC - Dexia Credit Local)(b)              0.39         8/01/2027               11,720
    17,875  State (LIQ)(LOC - Dexia Credit Local)(b)              0.39         8/01/2027               17,875
     1,300  Statewide Communities Dev. Auth. (LIQ)
              (LOC - Citibank, N.A.)(b)                           0.56        12/14/2016                1,300
    34,075  Statewide Communities Dev. Auth.
              (LIQ)(LOC - Citibank, N.A.)(b)                      0.56         9/06/2035               34,075
    11,445  Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                 1.31         5/01/2040               11,445
                                                                                                   ----------
                                                                                                      110,190
                                                                                                   ----------
            COLORADO (0.4%)
     8,915  Arista Metropolitan District (LOC - Compass Bank)     1.10        12/01/2030                8,915
                                                                                                   ----------
            CONNECTICUT (0.7%)
    10,000  State(f)                                              0.39         1/01/2017               10,000
     5,000  State(f)                                              0.39         1/01/2018                5,000
                                                                                                   ----------
                                                                                                       15,000
                                                                                                   ----------
            FLORIDA (0.5%)
    10,000  Miami-Dade County School Board (INS)(LIQ)(b)          0.31         5/01/2016               10,000
                                                                                                   ----------
            GEORGIA (0.5%)
    10,550  Atlanta (INS)(LIQ)(b)                                 0.36        11/01/2043               10,550
                                                                                                   ----------
            KENTUCKY (0.7%)
    10,000  Economic Dev. Finance Auth. (INS)(LIQ)(b)             0.31         6/01/2016               10,000
     3,665  Economic Dev. Finance Auth. (INS)(LIQ)                0.17         8/01/2018                3,665
                                                                                                   ----------
                                                                                                       13,665
                                                                                                   ----------
            LOUISIANA (2.7%)
    29,000  St. James Parish                                      0.30        11/01/2040               29,000
    25,000  St. James Parish                                      0.33        11/01/2040               25,000
                                                                                                   ----------
                                                                                                       54,000
                                                                                                   ----------
            NEW JERSEY (4.7%)
    27,900  EDA (LIQ)(LOC - Dexia Credit Local)(b)                0.38         9/01/2022               27,900
    10,520  EDA (LIQ)(LOC - Dexia Credit Local)(b)                0.38         9/01/2025               10,520
     2,500  EDA (LOC - Valley National Bank)                      0.55         3/01/2031                2,500
     6,930  EDA (LOC - Valley National Bank)                      0.39        11/01/2031                6,930
     6,435  EDA (LOC - Santander Bank, N.A.)                      0.74         5/15/2033                6,435
     9,275  EDA (LOC - Valley National Bank)                      0.34        11/01/2040                9,275
    12,285  EDA (LOC - Valley National Bank)                      0.34        11/01/2040               12,285
    19,790  Educational Facilities Auth. (LOC - RBS
              Citizens, N.A.)                                     0.35         7/01/2036               19,790
                                                                                                   ----------
                                                                                                       95,635
                                                                                                   ----------

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON          FINAL                   VALUE
(000)       SECURITY                                              RATE         MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------
            NEW YORK (0.8%)
$    3,250  Albany IDA (LOC - RBS Citizens, N.A.)                 0.31%        7/01/2016           $    3,250
     1,740  Albany IDA (LOC - RBS Citizens, N.A.)                 0.35         5/01/2035                1,740
     5,410  East Rochester Housing Auth. (LOC - RBS
              Citizens, N.A.)                                     0.31        12/01/2036                5,410
     6,125  Monroe County IDA (LOC - RBS Citizens, N.A.)          0.31         7/01/2027                6,125
                                                                                                   ----------
                                                                                                       16,525
                                                                                                   ----------
            PENNSYLVANIA (4.4%)
    10,000  Delaware Valley Regional Finance Auth.
              (LOC - Bayerische Landesbank)                       0.30        12/01/2020               10,000
    25,350  Delaware Valley Regional Finance Auth.
              (LOC - Bayerische Landesbank)                       0.30         6/01/2042               25,350
    19,735  Emmaus General Auth. (INS)(LIQ)                       0.15        12/01/2028               19,735
    28,715  Luzerne County (INS)(LIQ)                             0.65        11/15/2026               28,715
     6,000  Wilkinsburg Municipal Auth. (LOC - Citizens
              Bank of Pennsylvania)                               0.38         3/01/2027                6,000
                                                                                                   ----------
                                                                                                       89,800
                                                                                                   ----------
            RHODE ISLAND (1.2%)
     6,235  EDC (LOC - RBS Citizens, N.A.)                        0.40        10/01/2034                6,235
    11,395  Health and Educational Building Corp.
              (LOC - RBS Citizens, N.A.)                          0.27         4/01/2036               11,395
     6,930  Health and Educational Building Corp.
              (LOC - RBS Citizens, N.A.)                          0.40        12/01/2036                6,930
                                                                                                   ----------
                                                                                                       24,560
                                                                                                   ----------
            TEXAS (2.4%)
     7,600  Port of Port Arthur Navigation District               0.24        12/01/2039                7,600
    25,000  Port of Port Arthur Navigation District               0.24        12/01/2039               25,000
     4,095  Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                0.57         6/01/2031                4,095
    12,220  Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                0.57         6/01/2038               12,220
                                                                                                   ----------
                                                                                                       48,915
                                                                                                   ----------
            WASHINGTON (1.9%)
    10,000  Health Care Facilities Auth. (LIQ)(b)                 0.28         2/01/2019               10,000
    29,215  Health Care Facilities Auth. (INS)(LIQ)               0.35        12/01/2036               29,215
                                                                                                   ----------
                                                                                                       39,215
                                                                                                   ----------
            Total Variable-Rate Demand Notes (cost: $547,970)                                         547,970
                                                                                                   ----------

            TOTAL INVESTMENTS (COST: $1,996,327)                                                   $2,039,607
                                                                                                   ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                            (LEVEL 1)          (LEVEL 2)     (LEVEL 3)
                                        QUOTED PRICES  OTHER SIGNIFICANT   SIGNIFICANT
                                    IN ACTIVE MARKETS         OBSERVABLE  UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS             INPUTS        INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-          $  965,529           $-    $  965,529
Put Bonds                                          -             509,939            -       509,939
Adjustable-Rate Notes                              -              16,169            -        16,169
Variable-Rate Demand Notes                         -             547,970            -       547,970
---------------------------------------------------------------------------------------------------
Total                                             $-          $2,039,607           $-    $2,039,607
---------------------------------------------------------------------------------------------------

For the period of April 1, 2013, through March 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2014

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Restricted security that is not registered under the Securities Act of 1933.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at March 31, 2014, was $3,512,000, which represented 0.2% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at March 31, 2014.

    (f) Variable-rate remarketed obligation -- Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $1,996,327)       $2,039,607
  Cash                                                                         107
  Receivables:
    Capital shares sold                                                      2,700
    USAA Asset Management Company (Note 6C)                                      2
    Interest                                                                15,509
                                                                        ----------
        Total assets                                                     2,057,925
                                                                        ----------
LIABILITIES
  Payables:
    Securities purchased                                                    12,750
    Capital shares redeemed                                                  1,502
    Dividends on capital shares                                                391
  Accrued management fees                                                      604
  Accrued transfer agent's fees                                                 29
  Other accrued expenses and payables                                           80
                                                                        ----------
        Total liabilities                                                   15,356
                                                                        ----------
          Net assets applicable to capital shares outstanding           $2,042,569
                                                                        ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $2,018,833
  Overdistribution of net investment income                                   (101)
  Accumulated net realized loss on investments                             (19,443)
  Net unrealized appreciation of investments                                43,280
                                                                        ----------
          Net assets applicable to capital shares outstanding           $2,042,569
                                                                        ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $2,031,383/189,602
      shares outstanding)                                               $    10.71
                                                                        ==========
    Adviser Shares (net assets of $11,186/1,044 shares outstanding)     $    10.71
                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                      $ 50,558
                                                                       --------
EXPENSES
  Management fees                                                         7,169
  Administration and servicing fees:
    Fund Shares                                                           3,198
    Adviser Shares                                                           14
  Transfer agent's fees:
    Fund Shares                                                             869
    Adviser Shares                                                            1
  Distribution and service fees (Note 6E):
    Adviser Shares                                                           24
  Custody and accounting fees:
    Fund Shares                                                             269
    Adviser Shares                                                            1
  Postage:
    Fund Shares                                                              31
  Shareholder reporting fees:
    Fund Shares                                                              30
  Trustees' fees                                                             16
  Registration fees:
    Fund Shares                                                              33
    Adviser Shares                                                           19
  Professional fees                                                         125
  Other                                                                      35
                                                                       --------
        Total expenses                                                   11,834
  Expenses reimbursed:
    Adviser Shares                                                          (14)
                                                                       --------
        Net expenses                                                     11,820
                                                                       --------
NET INVESTMENT INCOME                                                    38,738
                                                                       --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss                                                        (184)
  Change in net unrealized appreciation/depreciation                    (24,871)
                                                                       --------
        Net realized and unrealized loss                                (25,055)
                                                                       --------
  Increase in net assets resulting from operations                     $ 13,683
                                                                       ========

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                                2014            2013
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                   $   38,738      $   44,326
  Net realized gain (loss) on investments                       (184)            376
  Change in net unrealized appreciation/depreciation of
    investments                                              (24,871)          6,322
                                                          --------------------------
    Increase in net assets resulting from operations          13,683          51,024
                                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                              (38,455)        (44,079)
    Adviser Shares                                              (148)           (115)
                                                          --------------------------
      Distributions to shareholders                          (38,603)        (44,194)
                                                          --------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                               (129,535)         54,810
  Adviser Shares                                               4,679             574
                                                          --------------------------
    Total net increase (decrease) in net assets
      from capital share transactions                       (124,856)         55,384
                                                          --------------------------
  Net increase (decrease) in net assets                     (149,776)         62,214
NET ASSETS
  Beginning of year                                        2,192,345       2,130,131
                                                          --------------------------
  End of year                                             $2,042,569      $2,192,345
                                                          ==========================
Overdistribution of net investment income:
  End of year                                             $     (101)     $     (135)
                                                          ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Tax Exempt Short-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized cost. All other level 2 securities are valued based on methods discussed in Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended March 31, 2014, there were no custodian and other bank credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2014, the Fund paid CAPCO facility fees of $12,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March
31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for expiring loss carryforwards and market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income by $101,000, decrease accumulated net realized loss on investments by $366,000, and decrease in paid in capital by $265,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2014, and 2013, was as follows:

                                                   2014                 2013
                                               --------------------------------
Tax-exempt income                              $38,603,000          $44,194,000

As of March 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                   $    290,000
Accumulated capital and other losses                               (19,443,000)
Unrealized appreciation of investments                              43,280,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At March 31, 2014, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes as shown in the table below. As of March 31, 2013, the Fund had pre-enactment capital loss carryforwards of $2,687,000, of which $265,000 expired in the year ended March 31, 2014. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                  CAPITAL LOSS CARRYFORWARDS
-----------------------------------------------------------
   EXPIRES                SHORT-TERM             LONG-TERM
-------------             ----------            -----------
    2015                  $2,326,000            $         -
    2016                      96,000                      -
No Expiration                      -             17,021,000
-------------             ----------            -----------
    Total                 $2,422,000            $17,021,000
                          ==========            ===========

For the year ended March 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2014, were $167,431,000 and $254,673,000, respectively.

As of March 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $1,996,327,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2014, for federal income tax purposes, were $44,888,000 and $1,608,000, respectively, resulting in net unrealized appreciation of $43,280,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED                  YEAR ENDED
                                   MARCH 31, 2014              MARCH 31, 2013
--------------------------------------------------------------------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
                                ------------------------------------------------
FUND SHARES:
Shares sold                      64,638     $ 694,773       69,674     $ 754,914
Shares issued from reinvested
  dividends                       3,052        32,775        3,520        38,154
Shares redeemed                 (79,786)     (857,083)     (68,122)     (738,258)
                                ------------------------------------------------
Net increase (decrease) from
  capital share transactions    (12,096)    $(129,535)       5,072     $  54,810
                                ================================================
ADVISER SHARES:
Shares sold                         665     $   7,143          135     $   1,459
Shares issued from reinvested
  dividends                           5            56            2            26
Shares redeemed                    (235)       (2,520)         (84)         (911)
                                ------------------------------------------------
Net increase from capital
  share transactions                435     $   4,679           53     $     574
                                ================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Short Municipal Debt Funds Index over the performance period. The Lipper Short Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Short Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months.

    The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE              ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
------------------------------------------------------------------------------
+/- 0.20% to 0.50%                  +/- 0.04%
+/- 0.51% to 1.00%                  +/- 0.05%
+/- 1.01% and greater               +/- 0.06%

 (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $7,169,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $1,168,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,198,000 and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2014, the Fund reimbursed the Manager $60,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2014, the Adviser Shares incurred reimbursable expenses of $14,000, of which $2,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended March 31, 2014, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $869,000 and $1,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2014, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2014, USAA and its affiliates owned 465,000 shares, which represent 44.5% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended March 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                 NET REALIZED
                                                   COST TO        GAIN (LOSS)
       SELLER                 PURCHASER           PURCHASER        TO SELLER
-------------------------------------------------------------------------------
USAA Tax Exempt           USAA Tax Exempt
  Intermediate-Term Fund    Short-Term Fund      $41,452,000       $1,861,000
USAA Tax Exempt           USAA Tax Exempt
  Long-Term Fund            Short-Term Fund        4,920,000          (80,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MARCH 31,
                                 ---------------------------------------------------------------------------
                                       2014              2013            2012            2011           2010
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $    10.84        $    10.80      $    10.61      $    10.62     $    10.38
                                 ---------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                 .19               .22             .27             .29            .32
  Net realized and
    unrealized gain (loss)             (.13)              .04             .19            (.01)           .24
                                 ---------------------------------------------------------------------------
Total from investment
  operations                            .06               .26             .46             .28            .56
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.19)             (.22)           (.27)           (.29)          (.32)
                                 ---------------------------------------------------------------------------
Net asset value at end
  of period                      $    10.71        $    10.84      $    10.80      $    10.61     $    10.62
                                 ===========================================================================
Total return (%)*                       .60              2.41            4.40            2.62           5.46(a)
Net assets at end
  of period (000)                $2,031,383        $2,185,741      $2,124,120      $1,860,300     $1,752,698
Ratios to average
  net assets:**
  Expenses (%)(b)                       .55               .55             .55             .54            .55(a)
  Net investment income (%)            1.81              2.02            2.54            2.69           3.01
Portfolio turnover (%)                   14                 3              16              10             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $2,131,632,000.
(a) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by less than 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                 PERIOD ENDED
                                              YEAR ENDED MARCH 31,                MARCH 31,
                                   ----------------------------------------------------------
                                     2014             2013            2012           2011***
                                   ----------------------------------------------------------
Net asset value at
  beginning of period              $ 10.84          $10.80          $10.61         $10.71
                                   ------------------------------------------------------
Income from investment
  operations:
  Net investment income                .17             .19             .25            .17
  Net realized and
    unrealized gain (loss)            (.13)            .04             .19           (.10)
                                   ------------------------------------------------------
Total from investment operations       .04             .23             .44            .07
                                   ------------------------------------------------------
Less distributions from:
  Net investment income               (.17)           (.19)           (.25)          (.17)
                                   ------------------------------------------------------
Net asset value at end of period   $ 10.71          $10.84          $10.80         $10.61
                                   ======================================================
Total return (%)*                      .35            2.16            4.14            .69
Net assets at end of period (000)  $11,186          $6,604          $6,011         $4,940
Ratios to average net assets:**
  Expenses (%)(a)                      .80             .80             .80            .80(b)
  Expenses, excluding
    reimbursements (%)(a)              .94            1.17            1.30           1.53(b)
  Net investment income (%)           1.55            1.77            2.28           2.47(b)
Portfolio turnover (%)                  14               3              16             10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended March 31, 2014, average net assets were $9,577,000.
*** Adviser Shares were initiated on August 1, 2010.
 (a)Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
 (b)Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

March 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2013, through March 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                        BEGINNING              ENDING             DURING PERIOD*
                                      ACCOUNT VALUE        ACCOUNT VALUE         OCTOBER 1, 2013 -
                                     OCTOBER 1, 2013       MARCH 31, 2014         MARCH 31, 2014
                                     --------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,008.80                $2.80

Hypothetical
  (5% return before expenses)            1,000.00             1,022.14                 2.82

ADVISER SHARES
Actual                                   1,000.00             1,007.50                 4.00

Hypothetical
  (5% return before expenses)            1,000.00             1,020.94                 4.03

* Expenses are equal to the annualized expense ratio of 0.56% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.88% for Fund Shares and 0.75% for Adviser Shares for the six-month period of October 1, 2013, through March 31, 2014.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

56  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc.
(FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

PAUL L. McNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

58  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee
  (3)  Member of Audit Committee
  (4)  Member of Pricing and Investment Committee
  (5)  Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+)  Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group
(FASG) General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

62  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

204980-0514

================================================================================

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                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   40856-0514                                (C)2014, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
March 31, 2014 and 2013 were $250,012 and $259,333, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended March 31, 2014 and 2013 were $15,000 and $0, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for
March 31, 2014 and 2013 were $421,468 and $387,250, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:    6/3/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    6/5/2014
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    6/5/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.